EXHIBIT 10.12

                        FACTORING AND SECURITY AGREEMENT

     THIS FACTORING AND SECURITY AGREEMENT is made as of (DATE) by and between
(NAME) ("Seller") and DLR FACTORING, INC. ("Purchaser").

     The Parties recite and declare that:

     A. Seller desires to sell to Purchaser certain of its Accounts, now existing or which may be created in the future, which represent amounts due from BONA FIDE sales and delivery of goods, or the rendering of services, or both, in the regular course of Seller's business; and,

     B. Purchaser desires to purchase those Accounts of Seller that it deems acceptable upon the terms and conditions set forth in this Agreement.

     In consideration of the above recitals, the terms and covenants of this Agreement and other good and valuable consideration, including the payment of money from Purchaser to Seller, the receipt and sufficiency of said consideration is hereby acknowledged, and intending to be bound hereby, the Parties agree as follows:

1. DEFINITIONS. This Agreement employs defined terms (E.G. "Defined Term") which have a meaning specific to this transaction. Definitions for the defined terms are those set forth in Section 39 of this Agreement or in the body of the Agreement. All defined terms not included in Section 39 or defined in the body of this Agreement shall have the meaning provided for in the Uniform Commercial Code as enacted by the Chosen State.

2. SALE; PURCHASE PRICE; ASSIGNMENT AND TRANSFER OF OWNERSHIP; BILLING

     2.1 OFFER OF ACCOUNTS FOR SALE; ACCEPTANCE BY PURCHASER.

          2.1.1 Seller shall offer to sell to Purchaser as absolute owner, with full recourse, all of Seller's right, title and interest in such of Seller's Accounts as are listed from time-to-time on the Schedules of Accounts. The current version of the Schedule of Accounts is attached hereto as Exhibit "A" and may be periodically revised by Purchaser.

          2.1.2 Each Schedule of Accounts shall be accompanied by such documentation supporting and evidencing the Account, as Purchaser shall from time-to-time request.

          2.1.3 Purchaser is under no obligation to purchase any Accounts from Seller. Purchaser may, but need not, purchase from Seller such Accounts as Purchaser determines to be Eligible Accounts.

          2.1.4 Purchaser may not purchase any Account which will cause the unpaid balance of all Purchased Accounts to exceed the Maximum Amount.


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     2.2 ASSIGNMENT AND SALE; PAYMENT OF PURCHASE PRICE.

          2.2.1 For those Accounts that Purchaser agrees to purchase from Seller, Seller shall assign and transfer over to Purchaser as absolute owner with full recourse all of Seller's right, title and interest in the Accounts being sold. Seller agrees to execute the Assignment of Accounts substantially in the form attached hereto as Exhibit "B" for Accounts being sold to Purchaser.

          2.2.2 All Account Debtors and/or Payors will be instructed to make payments to Purchaser on the Purchased Accounts. Seller agrees to execute contemporaneously with the Assignment of Accounts a Notice of Assignment substantially in the form attached hereto as Exhibit "C" for Accounts being sold to Purchaser.

          2.2.3 Purchaser shall pay the Purchase Price, of any Purchased Account, less any amounts due to Purchaser from Seller, including, without limitation, any amounts due under Sections 3 and 6 hereof, to Seller within two
(2) business days of the Purchase Date, whereupon the Accounts shall be deemed purchased hereunder.

     2.3 BILLING.

          2.3.1 Purchaser may send periodic statements to all Account Debtors itemizing their activity on the Purchased Accounts since the end of the preceding billing period.

3. RESERVE ACCOUNT. Seller and Purchaser agree that the Purchaser may withhold from the Purchase Price due from each sale of Accounts the Required Reserve Amount and place it in the Seller's Reserve Account.

     3.1 Seller shall pay to Purchaser on demand the amount of any Reserve Shortfall.

     3.2 Purchaser shall pay to Seller any amount by which the Reserve Account exceeds the Required Reserve Amount on the fifteenth (15th) and the last business day of each month.

     3.3 Purchaser may charge the Reserve Account with any Obligation.

     3.4 Purchaser may pay any amounts due Seller hereunder by a credit to the Reserve Account.

     3.5 Purchaser may retain the Reserve Account until Complete Termination.

     3.6 Upon Complete Termination, and subject to the express condition precedent that all Obligation(s) due from Seller to Purchaser have been paid, the balance of the Reserve Account will be paid to Seller within ten (10) business days of the later of (i) Complete Termination or (ii) payment of the last Obligation(s) due from Seller to Purchaser.

     3.7 The Reserve Account is a non-interest bearing account and shall not generate interest for the benefit of the Seller.


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4. EXPOSED PAYMENTS. Upon termination of this Agreement, Seller shall pay to
Purchaser (or Purchaser may retain from any amounts otherwise due to Seller), to hold in a non-segregated non-interest bearing account the amount of all Exposed Payments (the "Preference Reserve").

     4.1 Purchaser may charge the Preference Reserve with the amount of any Exposed Payments that Purchaser pays to the bankruptcy estate of the Payor that made the Exposed Payment, on account of a claim asserted under Section 547 of the Bankruptcy Code or any other provision of applicable law.

     4.2 Purchaser shall refund to Seller from time-to-time that balance of the Preference Reserve for which a claim under Section 547 of the Bankruptcy Code or any other provision of applicable law can no longer be asserted due to the passage of time, lapse of the statute of limitations, settlement with the bankruptcy estate of the Payor or otherwise.

5. AUTHORIZATION FOR PURCHASES. Subject to the terms and conditions of this Agreement, Purchaser is authorized to purchase Accounts upon telephonic, facsimile or other instructions received from anyone purporting to be an officer, employee or representative of Seller.

6. FEES AND EXPENSES. In addition to any other amounts due under this Agreement, Seller shall pay to Purchaser the following fees and reimburse Purchaser the following expenses:

     6.1 INITIAL FEE. Three percent (3%) of the Face Amount. The Initial Fee is payable on the Purchase Date.

     6.2 EXPEDITED PAYMENT FEE. The Expedited Payment Fee on the payment of the Purchase Price by Purchaser to Seller earlier than as set forth in Section 2.2.3.

     6.3 FACTORING FEE. The Factoring Fees will begin to accrue on the sixteenth
(16th) day following the Purchase Date and will be due and payable from Seller to Purchaser on the date the Purchased Account is closed.

     6.4 MISDIRECTED PAYMENT FEE. Any Misdirected Payment Fee immediately upon its accrual.

     6.5 MISSING NOTATION FEE. The Missing Notation Fee on any Invoice that is sent by Seller to a Payor that does not contain the notice as required by
Section 12.3 hereof.

     6.7 OUT-OF-POCKET EXPENSES. The out-of-pocket expenses directly incurred by Purchaser in the administration of this Agreement such as wire transfer fees, postage and audit fees. Seller shall not be required to pay for more than four
(4) audits per twelve (12)month period.

7. REPURCHASE OF ACCOUNTS. Purchaser may require that Seller repurchase, by payment of the then remaining unpaid and uncollected by Purchaser Face Amount thereof, together with any unpaid fees relating to the Purchased Account(s), on demand, or, at Purchaser's option, by Purchaser's charge to the Reserve Account:


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     7.1 Any Purchased Account, the payment of which has been disputed by the
Account Debtor or the Payor obligated thereon, Purchaser being under no obligation to determine the bona fides of such dispute;

     7.2 Any Purchased Account regarding which Seller has breached any representation and warranty as set forth in the Section 14.

     7.3 Any Purchased Account owing from an Account Debtor or Payor which (i) in Purchaser's reasonable credit judgment has become insolvent or (ii) which has indicated an inability or unwillingness to pay the Purchased Account when due;

     7.4 All Purchased Accounts upon the occurrence of an Event of Default, or upon the expiration of the term of this Agreement; and,

     7.5 Any Purchased Account that remains unpaid and uncollected by Purchaser beyond the Late Payment Date.

8. SECURITY INTEREST. As collateral securing the Obligations, Seller grants to Purchaser a continuing first priority security interest in the Collateral. Notwithstanding the creation of this security interest, the relationship of the parties shall be that of Purchaser and Seller of accounts, and not that of lender and borrower. Seller agrees to execute all documents appropriate and necessary in order to perfect Purchaser's security interest in the Collateral.

9. CLEARANCE DAYS. For all purposes under this Agreement, Clearance Days will be added to the date on which Purchaser receives any payment.

10. POWERS GRANTED BY SELLER TO PURCHASER; POWER OF ATTORNEY GRANTED TO PURCHASER BY SELLER. Seller does hereby grant to Purchaser and does hereby authorize and appoint Purchaser as its attorney-in-fact and agent in order to exercise the powers granted herein. Seller agrees to execute the Power of Attorney substantially in the form attached hereto as Exhibit "D". Seller hereby grants to Purchaser the following powers and authority:

     10.1 Seller irrevocably authorizes Purchaser at Seller's expense, to exercise at any time, including after termination of this Agreement either through expiration of the Term of the Agreement or termination by way of default, any of the following powers until all of the Purchased Accounts and/or Obligations have been paid in full:

          10.1.1 Receive, take, endorse, assign, deliver, accept and deposit or otherwise collect, in the name of Purchaser or Seller, any and all (i) payments on the Purchased Accounts and (ii) the Collateral securing the Obligations, or the proceeds thereof;


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          10.1.2 Take or bring, in the name of Purchaser or Seller, all steps, actions, suits or proceedings deemed by Purchaser necessary or desirable to effect collection of, or other realization upon, the Purchased Accounts;

          10.1.3 With respect to any of the following established or issued for the benefit of Seller, either individually or as a member of a class or group, file any claim under (i) any bond or (ii) under any trust fund.

          10.1.4 Pay any sums necessary to discharge any lien or encumbrance which is senior to Purchaser's security interest in any assets of Seller constituting the Collateral, which sums shall be included as Obligations hereunder, and in connection with which sums Interest shall accrue and shall be due and payable on demand by Purchaser.

          10.1.5 File in the name of Seller or Purchaser or both:

               (a) Mechanic's lien or related notices; or,

               (b) Claims under any payment bond, in connection with goods or services sold by Seller in connection with the improvement of realty.

          10.1.6 Notify any Account Debtor or Payor obligated with respect to any Account, that the underlying Account has been assigned to Purchaser by Seller and that payment thereof is to be made to the order of, and directly and solely to, Purchaser.

          10.1.7 Communicate directly with Seller's Account Debtors and/or Payors to verify the amount and validity of any Account created by Seller.

          10.1.8 After an Event of Default:

               (a) Change the address for delivery of mail to Seller and to receive and open mail addressed to Seller.

               (b) Extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all Accounts and discharge or release any Account Debtor or other Payor (including filing of any public record releasing any lien granted to Seller by such Account Debtor or other Payor), without affecting any of the Obligations.

          10.1.9 File any initial financing statements, continuation statements and amendments thereto that:

               (a) Indicate the Collateral as all assets of the Seller, including proceeds thereof, or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of the UCC, or as being of an equal or lesser scope, or with greater detail;


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               (b) Contain any other information required by the UCC for the sufficiency or filing office acceptance of any financing statement, or amendment, or continuation statement including (i) whether the Seller is an organization, the type of organization, and any organization identification number issued to the Seller and, (ii) in the case of a financing statement filed as a fixture filing or indicating collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the collateral relates; and,

               (c) Contain a notification that the Seller has granted a negative pledge to the Purchaser, and that any subsequent lienor may be tortuously interfering with Purchaser's rights.

          10.1.10 Advises third parties that any notification of Seller's Account Debtors and/or Payors will interfere with Purchaser's collection rights.

          10.1.11 File any Correction Statement in the name of Seller under the UCC that Purchaser reasonably deems necessary to preserve its rights hereunder.

          10.1.12 To do all other acts and things necessary to carry out this Agreement.

     10.2 Seller authorizes Purchaser to accept, endorse and deposit on behalf of Seller any checks tendered by an Account Debtor and/or Payor "in full payment" of its obligation to Seller. Seller shall not assert against Purchaser any claim arising therefrom, irrespective of whether such action by Purchaser effects an accord and satisfaction of Seller's claims, under the UCC, or other applicable law.

     10.3 All acts of Purchaser as Seller's attorney-in-fact, or Purchaser's designee, are ratified and approved, and Purchaser or its designee shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of law or fact.

     10.4 This power, being coupled with an interest, is irrevocable while any Purchased Account or Obligation shall remain unpaid.

     10.5 This power shall be of an indefinite duration and shall remain valid and in full force and effect so long as any Purchased Account of Obligation shall remain unpaid.

11. ACH AUTHORIZATION. In order to satisfy any of the Obligations, Seller authorizes Purchaser to initiate electronic debit or credit entries through the ACH system to any deposit account maintained by Seller.

12. COVENANTS BY SELLER. Seller hereby covenants with Purchaser as follows:

     12.1 Upon execution of a Schedule of Accounts, Seller shall not, without the prior written consent of Purchaser in each instance, (i) grant any extension of time for payment of any of its Accounts, (ii) compromise or settle any of its Accounts for less than the full amount thereof, (iii) release in whole or in part any Account Debtor or Payor, or (iv) grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to any of the Accounts.


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     12.2 From time-to-time as requested by Purchaser, at the sole expense of
Seller, Purchaser or its designee shall have access, during reasonable business hours if prior to an Event of Default, and at any time if on or after an Event of Default, to all premises where Collateral is located for the purposes of inspecting (and removing, if after the occurrence of an Event of Default) any of the Collateral, including Seller's books and records, and Seller shall permit Purchaser or its designee to make copies of such books and records or extracts therefrom as Purchaser may request. Without expense to Purchaser, Purchaser may use any of Seller's personnel, equipment, including computer equipment, programs, printed output and computer readable media, supplies and premises for the collection of accounts and realization on other Collateral as Purchaser, in its sole discretion, deems appropriate. Seller hereby irrevocably authorizes all accountants and third parties to disclose and deliver to Purchaser at Seller's expense all financial information, books and records, work papers, management reports and other information in their possession relating to Seller.

     12.3 Before sending any Invoice to an Account Debtor or Payor, Seller shall mark same with a notice of assignment as may be required by Purchaser. Each instance in which any Invoice is sent to an Account Debtor or Payor without the required notice of assignment shall result in Seller paying to Purchaser the Missing Notation Fee.

     12.4 Seller shall pay when due all payroll and other taxes, and shall provide proof thereof to Purchaser in such form as Purchaser shall reasonably require.

     12.5 Seller shall not create, incur, assume or permit to exist any lien upon, or with respect to any assets comprising the Collateral, in which Purchaser now or hereafter holds a security interest.

     12.6 Notwithstanding Seller's obligation to pay the Misdirected Payment Fee, Seller shall pay to Purchaser on the next banking day following the date of receipt by Seller the amount of any payment made on a Purchased Account.

     12.7 Seller shall, at all times, maintain full and complete books and records concerning all of its Accounts whether or not the Account is included in the Purchased Accounts. Such books and records shall contain full and complete records of all sales, purchases and transactions of any and every nature had by Seller in its business.

     12.8 During the Term of this Agreement Seller agrees not to offer to factor, sell, assign or transfer or actually factor, sell, assign or transfer any of its Accounts to any other person other than Purchaser.

13. ACCOUNT DISPUTES. Seller shall notify Purchaser promptly of and, if requested by Purchaser, will settle all disputes concerning any Purchased Account at Seller's sole cost and expense. Purchaser may, but is not required to, attempt to settle, compromise, or litigate (collectively, "Resolve") the dispute upon such terms, as Purchaser in its sole discretion deems advisable, for Seller's account and risk and at Seller's sole expense. Upon the occurrence of an Event of Default, Purchaser may Resolve such issues with respect to any Account of Seller.


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14. REPRESENTATION AND WARRANTIES. Seller represents and warrants that:

     14.1 It is fully authorized to enter into this Agreement and to perform hereunder.

     14.2 This Agreement constitutes its legal, valid and binding obligation.

     14.3 Seller is solvent and in good standing in the jurisdiction of its organization and in the Chosen State.

     14.4 The Purchased Accounts are and will remain:

          14.4.1 Bona fide existing obligations created by the sale and delivery of goods or the rendition of services in the ordinary course of Seller's business and are valid, fully collectible obligations form the Account Debtors and/or Payors to the Seller.

          14.4.2 Unconditionally owed and will be paid to Purchaser without defenses, disputes, offsets, counterclaims, or rights of return or cancellation.

          14.4.3 Not sales to any entity that is affiliated with Seller or in any way not an "arm's length" transaction.

          14.4.4 No person has a lien or ownership interest in, or claim against, the Purchased Accounts.

          14.4.5 The Purchased Accounts have not been previously sold or factored by Seller.

          14.4.6 The Account Debtors and/or Payors have not paid to Seller, or Seller's representatives, or otherwise for Seller's benefit, any part or all of the Face Amount of the Purchased Account except as reflected in the Statement of Accounts covering that Purchased Account.

          14.4.7 There exist no circumstances that would entitle the Account Debtors and/or Payors to refuse to pay the amounts due on the Purchased Accounts, or to reduce the amounts due on the Purchased Accounts from those amounts shown in the Schedule of Accounts.

     14.5 Seller has not received notice or otherwise learned of actual or imminent bankruptcy, insolvency, or material impairment of the financial condition of any applicable Account Debtor or Payor regarding the Purchased Accounts.


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     14.6 The financial statements, invoices, orders, proofs of delivery, account ledgers and all other documents submitted by Seller to Purchaser concerning the Purchased Accounts or otherwise required under this Agreement are true, accurate and genuine.

15. INDEMNIFICATION. Seller agrees to indemnify Purchaser against and save Purchaser harmless from any and all manner of suits, claims, liabilities, demands and expenses (including reasonable attorneys' fees, court costs and fees, penalties, interest and collection costs) resulting from or arising out of this Agreement, whether directly or indirectly, including the transactions or relationships contemplated hereby (including the enforcement of this Agreement), and any failure by Seller to perform or observe its obligations under this Agreement.

     15.1 AVOIDANCE CLAIMS.

          15.1.1 Seller shall indemnify Purchaser from any loss arising out of the assertion of any Avoidance Claim and shall pay to Purchaser on demand the amount thereof.

          15.1.2 Seller shall notify Purchaser within two (2) business days of it becoming aware of the assertion of an Avoidance Claim.

     15.2 SURVIVAL. This provision (Section 15) shall survive termination of this Agreement for a period of ten (10) years.

16. DISCLAIMER OF LIABILITY. In no event will Purchaser be liable to Seller for any lost profits, lost savings or other consequential, incidental or special damages resulting from or arising out of, or in connection with this Agreement, the transactions or relationships contemplated hereby, or Purchaser's performance or failure to perform hereunder, even if Purchaser has been advised of the possibility of such damages.

17. DEFAULT.

     17.1 EVENTS OF DEFAULT. The following events will constitute an Event of Default hereunder: (i) Seller defaults in the payment of any Obligations, or in the performance of any provision hereof, or of any other agreement now or hereafter entered into with Purchaser, or any warranty or representation contained herein proves to be false in any way, howsoever minor, (ii) Seller or any guarantor of the Obligations becomes subject to any debtor-relief proceedings, (iii) any such guarantor fails to perform or observe any of such Guarantor's obligations to Purchaser, or shall notify Purchaser of its intention to rescind, modify, terminate or revoke any guaranty of the Obligations, or any such guaranty shall cease to be in full force and effect for any reason whatsoever, (iv) Purchaser for any reason, in good faith, deems itself insecure with respect to the prospect of repayment or performance of the Obligations or Seller's performance under this Agreement.

     17.2 WAIVER OF NOTICE. PURCHASER'S FAILURE TO CHARGE OR ACCRUE FEES AND/OR INTEREST AT ANY "DEFAULT" OR "PAST DUE" RATE SHALL NOT BE DEEMED A WAIVER BY PURCHASER OF ITS CLAIM THERETO.


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     17.3 EFFECT OF DEFAULT. Upon the occurrence of any Event of Default, in addition to any rights Purchaser has under this Agreement or applicable law, Purchaser may immediately terminate this Agreement, at which time all Obligations shall immediately become due and payable without notice.

18. ACCOUNT STATED. Purchaser shall render to Seller a statement setting forth the transactions arising hereunder. Each statement shall be considered correct and binding upon Seller as an account stated, except to the extent that Purchaser receives, within sixty (60) days after the mailing of such statement, written notice from Seller of any specific exceptions by Seller to that statement, and then it shall be binding against Seller as to any items to which it has not objected.

19. AMENDMENT AND WAIVER. Only a writing signed by all parties hereto may amend this Agreement. No failure or delay in exercising any right hereunder shall impair any such right that Purchaser may have, nor shall any waiver by Purchaser hereunder be deemed a waiver of any default or breach subsequently occurring. Purchaser's rights and remedies herein are cumulative and not exclusive of each other, or of any rights or remedies that Purchaser would otherwise have.

20. TERMINATION; EFFECTIVE DATE.

     20.1 This Agreement will be effective on the date it is signed by the Parties, shall continue for the Term, and shall be automatically extended for successive annual Terms unless Seller shall provide at least sixty (60) days prior written notice to Purchaser of its intention to terminate whereupon this Agreement shall terminate as of the end of the next maturing Term.

     20.2 Purchaser may terminate this Agreement by giving Seller thirty (30) day's prior written notice of termination, whereupon this Agreement shall terminate on the earlier date of the date of termination or the end of the then current Term.

21. NO LIEN TERMINATION WITHOUT RELEASE. In recognition of the Purchaser's right to have its attorneys' fees and other expenses incurred in connection with this Agreement secured by the Collateral, notwithstanding payment in full of all Obligations by Seller, Purchaser shall not be required to record any terminations or satisfactions of any of Purchaser's liens on the Collateral unless and until Complete Termination has occurred. Seller understands that this provision constitutes a waiver of its rights under the UCC.

22. CONFLICT. Unless otherwise expressly stated in any other agreement between Purchaser and Seller, if a conflict exists between the provisions of this Agreement and the provisions of such other agreement, the provisions of this Agreement shall control.

23. SEVERABILITY. In the event any one or more of the provisions contained in this Agreement is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.


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24. ENFORCEMENT. This Agreement and all agreements relating to the subject matter hereof is the product of negotiation and preparation by and among each party and its respective attorneys, and shall be construed accordingly.

25. RELATIONSHIP OF PARTIES. The relationship of the parties hereto shall be that of Seller and Purchaser of Accounts, and Purchaser shall not be a fiduciary of the Seller, although Seller may be a fiduciary of the Purchaser.

26. ATTORNEYS' FEES AND INTEREST. If any action is filed in relation to this Agreement, the unsuccessful party in the action shall pay to the successful party, in addition to all other sums that either party may be called on to pay, a reasonable sum for the successful party's attorney's fees and costs.

     26.1 REIMBURSEMENT OF PURCHASER'S ATTORNEY'S FEES, COSTS AND EXPENSES. In addition to the foregoing, Seller agrees to reimburse Purchaser on demand for the actual amount of all costs and expenses, including attorneys' fees, which Purchaser has incurred or may incur in:

          26.1.1 Negotiating, preparing, modifying or administering this Agreement and any documents prepared in connection herewith;

          26.1.2 Enforcing this Agreement against the Seller or in any way arising out of, or in connection with, this Agreement. The Parties agree that this specifically includes, but is not limited to, those disputes involving this Agreement which may or may not involve Purchaser;

          26.1.3 Protecting, preserving or enforcing any lien, security interest or other right granted by Seller to Purchaser, or arising under applicable law, whether or not suit is brought, including, but not limited to, the defense of any Avoidance Claims, or the defense of Purchaser's lien priority; and,

          26.1.4 Enforcing any of the indemnification provisions found in this Agreement;

          26.1.5 Filing and/or perfecting any claim in a bankruptcy or other insolvency proceeding in which the Seller or any Account Debtor and/or Payor is a debtor or a party, along with any litigation or proceedings related to the foregoing including, but not limited to, prosecuting or defending any and all proceedings (legal, administrative or otherwise) concerning said claim. The foregoing specifically includes any and all causes of action or other proceedings brought by the Seller or any Account Debtor and/or Payor, or a trustee in bankruptcy, or any third-party concerning said claim.

          26.1.6 The actual costs, including photocopying (which, if performed by Purchaser's employees, shall be at the rate of $.20/page), travel, and attorneys' fees and expenses incurred in complying with any subpoena or other legal process in any way relating to Seller.


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          26.1.7 The actual amount of all costs and expenses, including attorneys' fees, which Purchaser may incur in enforcing this Agreement and any documents prepared in connection herewith, or in connection with any federal or state insolvency proceeding commenced by or against Seller, including those (i) arising out the automatic stay, (ii) seeking dismissal or conversion of the bankruptcy proceeding or (iii) opposing confirmation of Seller's plan thereunder.

     26.2 INTEREST. Any amount not paid when due under this Agreement by either of the Parties shall bear interest ("Interest") in favor of the payee of that sum at the rate of one and one-half percent (1.5%) per month for each month and a PRO RATA amount for each period of less than a full month that the payment is late. For purposes of calculating Interest due under this Agreement, the Parties agree to use a three hundred sixty day (360) year consisting of twelve (12) months of thirty (30) days each.

     26.3 This Section 26 shall survive termination of this Agreement.

27. ENTIRE AGREEMENT. No promises of any kind have been made by Purchaser or any third party to induce Seller to execute this Agreement. No course of dealing, course of performance or trade usage, and no parole evidence of any nature, shall be used to supplement or modify any provisions of this Agreement.

28. CHOICE OF LAW. This Agreement and all transactions contemplated hereunder and/or evidenced hereby shall be governed by, construed under, and enforced in accordance with the laws of the Chosen State.

29. JURY TRIAL WAIVER. IN RECOGNITION OF THE HIGHER COSTS AND DELAY WHICH MAY RESULT FROM A JURY TRIAL, THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING HEREUNDER, OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

30. VENUE; JURISDICTION. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach hereof shall, if Purchaser so elects, be instituted in any court sitting in the Chosen State, in the city in which Purchaser's chief executive office is located, or if none, any court sitting in the Chosen State (the "Acceptable Forums"). Seller agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Seller waives any right to oppose any motion or application made by Purchaser to transfer such proceeding to an Acceptable Forum.

31. SERVICE OF PROCESS. Seller agrees that Purchaser may effect service of process upon Seller by regular mail at the address set forth herein or at such other address as may be reflected in the records of Purchaser, or at the option of Purchaser by service upon Seller's agent for the service of process.

32. ASSIGNMENT. Purchaser may assign its rights and delegate its duties hereunder. Upon such assignment, Seller shall be deemed to have attorned to such assignee and shall owe the same obligations to such assignee and shall accept performance hereunder by such assignee as if such assignee were Purchaser.

33. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement, and any party delivering such an executed counterpart of the signature page to this Agreement by facsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Agreement to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

34. NOTICE.

     34.1 All notices required to be given to any party other than Purchaser shall be deemed given upon the first to occur of (i) deposit thereof in a receptacle under the control of the United States Postal Service, (ii) transmittal by electronic means to a receiver under the control of such party, or (iii) actual receipt by such party or an employee or agent of such party. All notices to Purchaser shall be deemed given upon actual receipt by a responsible officer of Purchaser.

     34.2 For the purposes hereof, notices hereunder shall be sent to the following addresses, or to such other addresses as each such party may in writing hereafter indicate:

                                     SELLER

Address:        ____________________
Officer:        ____________________
Fax Number:     ____________________
Officer:        ____________________
Phone Number:   ____________________
Fax Number:     ____________________

                                    PURCHASER
Address:        DLR Factoring, Inc.
                1230 West Ash, Suite 3
                Windsor, CO 80550
Officer:        Virginia L. Brinkman
Phone Number:   (970) 686-1196
Fax Number:     (970) 686-7269

35. FURTHER ASSURANCES. Seller, before, at and after the Purchase Date, upon the request of Purchaser and without further consideration (other than reimbursement of reasonable out-of-pocket expenses), shall do each and every act and thing as may be necessary or reasonably desirable to consummate the transactions contemplated hereby and to effect an orderly transfer to Purchaser of the Purchased Accounts and the security interest in the Collateral, including, but not limited to: (i) executing, acknowledging and delivering assurances, assignments, powers of attorney and other documents and instruments; (ii) furnishing information and copies of documents, books and records; (iii) assisting in responding to any inquiry from any Account Debtor or Payor; and
(iv) assisting in good faith in any litigation, threatened litigation or claim concerning the Purchased Accounts or Collateral.

36. INCORPORATION BY REFERENCE. The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

37. GUARANTIES. The parties to this Agreement agree that, as an express condition precedent to Purchaser's buying any Accounts from Seller, and Purchaser's duty to pay any monies to Seller, that guaranties of payment of all Obligations due from Seller to Purchaser substantially in the form attached hereto as Exhibit "E" be provided by Seller's shareholders, officers, directors, managers, members, other persons effectively controlling the Seller and such other persons as Purchaser may require.

38. SURVIVAL. The following provisions of this Agreement will survive past the Purchase Date indefinitely: 1, 2, 3, 4, 6, 7, 8, 10, 12, 13, 14, 15, 16, 21, 26,
28, 29, 30, 34, 35 and 39.

39. GLOSSARY OF DEFINED TERMS. The defined terms used herein shall have the following meaning.

     39.1 "Advance Rate" - Sixty-five to eighty percent (65-80%) of the Face Amount of an Account, or such greater or lesser amount determined after taking into account all Obligations due from Seller to Purchaser.

     39.2 "Agreement" - This Agreement and any and all subsidiary agreements, forms and exhibits incorporated herein by reference, whether or not attached hereto.

     39.3 "Avoidance Claim" - any claim that any payment received by Purchaser is avoidable under the Bankruptcy Code or any other debtor relief statute.

     39.4 "Base Fees" - Factoring Fee and Initial Fee.

     39.5 "Chosen State" - Colorado.

     39.6 "Clearance Days"- three banking days.

     39.7 "Closed" - a Purchased Account is closed upon receipt of full payment by Purchaser from a Payor or from the Seller (including its being charged to the Reserve Account).

     39.8 "Collateral"- all of Seller's now owned and hereafter acquired Accounts not factored under this Agreement, Chattel Paper, Inventory, Equipment, Instruments, Investment Property, Documents, Letter of Credit Rights, Commercial Tort Claims, General Intangibles and the proceeds received from any and all of the foregoing.

     39.9 "Complete Termination" - Complete Termination occurs upon satisfaction of all of the following conditions:

          39.9.1 Payment in full of all Obligations of Seller to Purchaser;

          39.9.2 If Purchaser has issued or caused to be issued guarantees, promises, or letters of credit on behalf of Seller, acknowledgement from any beneficiaries thereof that Purchaser or any other issuer has no outstanding direct or contingent liability therein; and,

          39.9.3 Seller has executed and delivered to Purchaser a general release in the form of Exhibit "F" attached hereto.

     39.10 "Eligible Account" - an Account that is acceptable for purchase as determined by Purchaser in the exercise of its sole and absolute credit or business judgment.

     39.11 "Events of Default" - see Section 17.1.

     39.12 "Expedited Payment Fee" - One percent (1%) of the Purchase Price.

     39.13 "Exposed Payments" - payments received by Purchaser from, or for the account of, a Payor that has become subject to a bankruptcy proceeding, (i) to the extent such payments cleared the Payor's deposit account within ninety (90) days of the commencement of said bankruptcy case or (ii) are recoverable under any circumstances from the Purchaser by the Payor, a bankruptcy trustee assigned to the Payor's case or any other third-party including the Seller.

     39.14 "Face Amount" - the lesser of (i) the amount stated in writing as being due on an Account at the time of purchase (including all additional charges, late fees, interest and any adjustments being due as between the Seller and the Account Debtor and any Payor on that Account) or (ii) the amount stated in clause (i) less any and all payments made on that Account.

     39.15 "Factoring Fee" - the Factoring Fee Percentage multiplied by the Face Amount of a Purchased Account, for each Factoring Fee Period or portion thereof, that any portion thereof remains unpaid, computed from the end of the Initial Fee Period to and including the date on which a Purchased Account is Closed.

     39.16 "Factoring Fee Percentage" - One percent (1%).

     39.17 "Factoring Fee Period" - Fifteen (15) days.

     39.18 "Initial Fee" - Three percent (3%) of the Face Amount.

     39.19 "Initial Fee Period" - Fifteen (15) days from the date on which the Purchase Price is paid to Seller or credited by Purchaser to Seller's Reserve Account.

     39.20 "Invoice" - the document that evidences or is intended to evidence an Account. Where the context so requires, reference to an Invoice shall be deemed to refer to the Account to which it relates.

     39.21 "Late Payment Date" - ninety (90) days from the date on which a Purchased Account was Purchased.

     39.22 "Maximum Amount" - $500,000.

     39.23 "Misdirected Payment Fee" - Fifteen percent (15%) of the amount of any payment (but in no event less than $1,000) on account of a Purchased Account which has been received by Seller and not delivered in kind to Purchaser on the next business day following the date of receipt by Seller, or thirty percent (30%) of the amount of any such payment which has been received by Seller as a result of any action taken by Seller to cause such payment to be made to Seller.

     39.24 "Missing Notation Fee" - Fifteen (15%) of the Face Amount.

     39.25 "Obligations" -(i) all past, present and future Fees, reimbursable expenses and amounts due as contributions to Reserve Accounts from Seller; and,
(ii) any other amounts or monies due from Seller, to Purchaser, whether arising hereunder or otherwise, and whether arising before, during or after the commencement of any Bankruptcy Case in which Seller is a debtor.

     39.26 "Parties" - Seller and Purchaser.

     39.27 "Payor" - Any person other than an Account Debtor who is an obligor on an Account, or any person making payment thereon for the account of an Account Debtor.

     39.28 "Purchase Date" - the date on which Seller has been advised in writing that Purchaser has agreed to purchase an Account.

     39.29 "Purchase Price" - the Face Amount of a Purchased Account less the Initial Fee.

     39.30 "Purchased Accounts" - Accounts purchased hereunder which have not been Closed.

     39.31 "Repurchased" - an Account has been repurchased when Seller has paid to Purchaser the then unpaid Face Amount.

     39.32 "Required Reserve Amount" - the Reserve Percentage multiplied by the unpaid balance of Purchased Accounts.

     39.33 "Reserve Account" - a bookkeeping account on the books of the Purchaser representing the portion of the Purchase Price which has not been paid by Purchaser to Seller, maintained by Purchaser to ensure Seller's performance of the provisions hereof.

     39.34 "Reserve Percentage" -Twenty percent (20%).

     39.35 "Reserve Shortfall" - the amount by which the Reserve Account is less than the Required Reserve Amount.

     39.36 "Schedule of Accounts" - a form supplied from time-to-time by Purchaser to Seller, and subject to revision by Purchaser, wherein Seller lists such of its Accounts as it requests that Purchaser purchase under the terms of this Agreement.

     39.37 "Term" - A one (1) year period.

     39.38 "UCC" - The Uniform Commercial Code as adopted in the Chosen State.

IN WITNESS WHEREOF, the Parties have executed this agreement on the day and year first above written.

SELLER                                 PURCHASER

By:                                     By:
     -----------------------------           ----------------------------------

Name:                                   Name:
     -----------------------------            ---------------------------------
Title:                                  Title:
        --------------------------              -------------------------------

Date:                                   Date:
      ----------------------------             --------------------------------


                                 ACKNOWLEDGMENT

STATE OF COLORADO   )
                    ) ss.
COUNTY OF           )

     The foregoing instrument was acknowledged, subscribed and sworn to before me by ____________________, personally known to me, this ________ day of ______________, 2006.

     Witness my hand and official seal.

                                               ----------------------------
                                                     NOTARY PUBLIC
My Commission Expires:

                                 ACKNOWLEDGMENT

STATE OF COLORADO       )
                        ) ss.
COUNTY OF               )

     The foregoing instrument was acknowledged, subscribed and sworn to before me by ____________________, personally known to me, this ________ day of ______________, 2006.

     Witness my hand and official seal.

                                               ----------------------------
                                                     NOTARY PUBLIC
My Commission Expires:

                                                     EXHIBIT "A"
                                                 SCHEDULE OF ACCOUNTS
                                                  AS OF ____________
                                         FOR _____________________ ("SELLER")

                                                   DLR Funding Inc.

---------------------------------------------------------------------------------------------------------------------
                CLIENT NAME:_________________________________                   Schedule#_______
---------------------------------------------------------------------------------------------------------------------

Schedule of Accounts
---------------------------------------------------------------------------------------------------------------------
     DATE          FACTOR USE                    CUSTOMER'S NAME                   INVOICE            INVOICE
                      ONLY                                                            #               AMOUNT
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------


                                                    Page 19 of 28

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                             For Factor Use Only
---------------------------------------------------------------------------------------------------------------------
Special Invoice Adjustments                                                             Total
---------------------------------------------------------------------------------------------------------------------
Fees
---------------------------------------------------------------------------------------------------------------------
Reserve
---------------------------------------------------------------------------------------------------------------------
Adjustments
---------------------------------------------------------------------------------------------------------------------
Advance Amount
---------------------------------------------------------------------------------------------------------------------
Notes/Comment:
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
The undersigned hereby certifies that the parties named above are indebted to the undersigned in the sums set opposite their respective names, for merchandise sold and delivered or for work, services or labor performed and unconditionally accepted. For valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby sells, assigns, sets over and transfers to DLR Funding, Inc., it's successors or assigns, all right, title and interest in and to the accounts above named, including all monies due or to become due thereon, all in accordance with and pursuant to that certain Accounts Receivable Purchase Agreement heretofore executed by and between the undersigned and DLR Funding, Inc. the conditions, representations, warranties, and agreements of which are incorporated herein be reference and made part of this sale and assignment as if specifically set forth herein.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
DATE___________                            SELLER______________________                  BY ________________________
---------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "B"

                             ASSIGNMENT OF ACCOUNTS

                              AS OF ______________
                      FOR _________________ ("SELLER") and
                         DLR FUNDING, INC. ("PURCHASER")

     FOR VALUE RECEIVED, Seller unconditionally and irrevocably sells, bargains, transfers and assigns to Purchaser, with full recourse in Purchaser, as of the date shown above, all of Seller's right, title and interest in and to the Accounts enumerated in Exhibit "A" attached hereto (hereinafter "Purchased Accounts"), together with any security or guarantees associated with those Purchased Accounts, including the proceeds of credit insurance due and payable in connection with the Purchased Accounts.

     Purchaser shall have the rights to the Purchased Accounts set forth in that certain Factoring and Security Agreement dated and to which Seller and Purchaser are Parties including, but not limited to, (i) in Purchaser's own name and for Purchaser's own benefit, to make and effect collections from the Account Debtors and/or Payors of the Purchased Accounts; and, (ii) to receive, take possession of, endorse and deposit in Purchaser's own bank account(s) any and all payments, commercial paper, notes or acceptances or other things of value received in payment of the Purchased Accounts.

     By signing below, Purchaser accepts the assignment of the Accounts set out in the attached Exhibit "A".

     The terms "Account Debtors", "Accounts", "Parties", "Payors" and "Purchased Accounts" shall have the same meaning as defined in the Factoring and Security Agreement dated and entered into by the Parties.

SELLER                                 PURCHASER

By:                                     By:
     -----------------------------           ----------------------------------

Name:                                   Name:
     -----------------------------            ---------------------------------
Title:                                  Title:
        --------------------------              -------------------------------

Date:                                   Date:
      ----------------------------             --------------------------------

                                   EXHIBIT "C"

                        NOTICE OF ASSIGNMENT OF ACCOUNTS

                               AS OF _____________
                   FOR ________________________ ("SELLER") and
                         DLR FUNDING, INC. ("PURCHASER")

TO: [Insert name and address of Account Debtor or Payor]
    ----------------------------------------------------

     You are hereby notified that your Account with Seller shown on the attached Schedule of Accounts has been factored, sold and assigned to Purchaser. As of the date shown above, any and all payments due on that Account are to be paid to DLR Funding, Inc. as the Purchaser. All payments due, and to come due, on your Account are to be sent to:

Address:     DLR Funding, Inc.
             1230 West Ash, Suite 3
             Windsor, CO 80550

If you should have any questions concerning the factoring, sale and assignment of your Account, please contact the Purchaser directly at (970) 686-1196.

                                     SELLER

                                     By:
                                          --------------------------------------

                                     Name:
                                            ------------------------------------

                                     Title:
                                             -----------------------------------

                                     Date:
                                           -------------------------------------

                                   EXHIBIT "D"

                          IRREVOCABLE POWER OF ATTORNEY

     _______________________ (hereinafter "Seller") hereby appoints DLR Funding, Inc. (hereinafter "Purchaser"), or any other person whom Purchaser may designate, as Seller's attorney-in-fact. Seller hereby grants to Purchaser the following powers and authority:

     1.1 Seller irrevocably authorizes Purchaser at Seller's expense, to exercise at any time, including after termination of this Agreement either through expiration of the Term of the Agreement or termination by way of an default, any of the following powers until all of the Purchased Accounts and/or Obligations have been paid in full:

          1.1.1 Receive, take, endorse, assign, deliver, accept and deposit or otherwise collect, in the name of Purchaser or Seller, any and all (i) payments on the Purchased Accounts and (ii) the Collateral securing the Obligations, or the proceeds thereof.

          1.1.2 Take or bring, in the name of Purchaser or Seller, all steps, actions, suits or proceedings deemed by Purchaser necessary or desirable to effect collection of or other realization upon Purchased Accounts.

          1.1.3 With respect to any of the following established or issued for the benefit of Seller, either individually or as a member of a class or group, file any claim under (i) any bond or (ii) under any trust fund.

          1.1.4 Pay any sums necessary to discharge any lien or encumbrance which is senior to Purchaser's security interest in any assets of Seller constituting the Collateral, which sums shall be included as Obligations hereunder, and in connection with which sums Interest shall accrue and shall be due and payable.

          1.1.5 File in the name of Seller or Purchaser or both:
                (a)  Mechanic's lien or related notices, or
                (b) Claims under any payment bond, in connection with goods or services sold by Seller in connection with the improvement of realty.

          1.1.6 Notify any Account Debtor and/or Payor obligated with respect to any Account, that the underlying Account has been assigned to Purchaser by Seller and that payment thereof is to be made to the order of, and directly and solely to, Purchaser.

          1.1.7 Communicate directly with Seller's Account Debtors and/or Payors to verify the amount and validity of any Account created by Seller.

          1.1.8 After an Event of Default:
                (a) Change the address for delivery of mail to Seller and to receive and open mail addressed to Seller;

               (b) Extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all Accounts and discharge or release any Account Debtor or other Payor (including filing of any public record releasing any lien granted to Seller by such Account Debtor or other Payor), without affecting any of the Obligations.

          1.1.9 File any initial financing statements, continuation statements and amendments thereto that:

               (a) Indicate the Collateral as all assets of the Seller, including proceeds thereof, or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of the UCC, or as being of an equal or lesser scope, or with greater detail; (b) Contain any other information required by the UCC for the sufficiency or filing office acceptance of any financing statement, or amendment, or continuation statement including (i) whether the Seller is an organization, the type of organization, and any organization identification number issued to the Seller and, (ii) in the case of a financing statement filed as a fixture filing or indicating collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the collateral relates; and,

               (c) Contain a notification that the Seller has granted a negative pledge to the Purchaser, and that any subsequent lienor may be tortuously interfering with Purchaser's rights.

          1.1.10 Advises third parties that any notification of Seller's Account Debtors and/or Payors will interfere with Purchaser's collection rights.

          1.1.11 File any Correction Statement in the name of Seller under the UCC that Purchaser reasonably deems necessary to preserve its rights hereunder.

          1.1.12 To do all other acts and things necessary to carry out this Agreement.

     1.2 Seller authorizes Purchaser to accept, endorse and deposit on behalf of Seller any checks tendered by an Account Debtor and/or Payor "in full payment" of its obligation to Seller. Seller shall not assert against Purchaser any claim arising therefrom, irrespective of whether such action by Purchaser effects an accord and satisfaction of Seller's claims, under the UCC, or other applicable law.

     1.3 All acts of Purchaser as Seller's attorney-in-fact, or Purchaser's designee, are ratified and approved, and Purchaser or its designee shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of law or fact.

     1.4 This power, being coupled with an interest, is irrevocable while any Purchased Account or Obligation shall remain unpaid.

     1.5 This power shall be of an indefinite duration and shall remain valid and in full force and effect so long as any Purchased Account of Obligation shall remain unpaid.

     2. The terms "Account Debtor", "Account", "Collateral", "Correction Statement", "Event of Default", "Interest", "Obligation", "Parties", "Payors", "Purchased Accounts", "UCC" shall have the same meaning as defined in the Factoring and Security Agreement dated and entered into by the Parties.

SELLER                                 PURCHASER

By:                                     By:
     -----------------------------           ----------------------------------

Name:                                   Name:
     -----------------------------            ---------------------------------
Title:                                  Title:
        --------------------------              -------------------------------

Date:                                   Date:
      ----------------------------             --------------------------------


                                 ACKNOWLEDGMENT
STATE OF COLORADO       )
                        ) ss.
COUNTY OF               )

     The foregoing instrument was acknowledged, subscribed and sworn to before me by ____________________, personally known to me, this _____ day of ________________, 2006.

     Witness my hand and official seal.

                                                  -----------------------------
                                                          NOTARY PUBLIC

     My Commission Expires:

                                 ACKNOWLEDGMENT
STATE OF COLORADO       )
                        ) ss.
COUNTY OF               )

     The foregoing instrument was acknowledged, subscribed and sworn to before me by ____________________, personally known to me, this _____ day of ________________, 2006.

     Witness my hand and official seal.

                                                  -----------------------------
                                                          NOTARY PUBLIC

     My Commission Expires:

                                   EXHIBIT "E"

                               GUARANTY OF PAYMENT

     (Name), with offices at (address) (hereinafter OGuarantorO), requests DLR Funding, Inc., with offices at 1230 West Ash, Suite 3, Windsor, CO 80550 (OPurchaserO), to factor and purchase from (Name), with offices located at (Address) (OSellerO), such of Seller's Accounts as Seller and Purchaser may agree from time to time.

     1. GUARANTY. In consideration of Five Dollars ($5.00USD) paid by Purchaser to Guarantor, and of Purchaser's agreeing to factor and purchase from Seller all or part of its Accounts, Guarantor unconditionally guarantees prompt payment when due of any existing or Obligations of Seller to Purchaser.

     2. WAIVER OF NOTICE OF CREATION OF OBLIGATIONS. Guarantor waives notice of the acceptance of this Guaranty by Purchaser and of the creation of any Obligations to Seller by Purchaser.

     3. WAIVER OF GUARANTOR'S RIGHTS. Guarantor waives presentment, protest, notice, demand, or action on Seller's delinquency with regard to any Obligations, including any right to require Purchaser to sue Seller or otherwise enforce payment.

     4. CONTINUATION OF GUARANTY. This Guaranty will continue as to any Obligation of Seller to Purchaser for so long as the Obligation remains unpaid.

     5. GUARANTY VALID DESPITE OTHER SECURITY, GUARANTORS, ETC. Guarantor's liability is independent of any other guaranties that may be in effect at any time with regard to Seller's Obligations to Purchaser, and Guarantor's liability may be enforced by Purchaser regardless of the existence of other guaranties. Guarantor's liability may also be enforced by Purchaser if Seller's Obligations to Purchaser are secured by Collateral or by other parties' guaranties. Any Collateral, security, other guaranties and obligors may, from time to time, be sold, released, surrendered, exchanged, compromised, waived, subordinated, or modified by Purchaser, with or without consideration, on any terms acceptable to Purchaser, without notice to Guarantor and without affecting Guarantor's liability to Purchaser.

     6. GUARANTY BINDING ON HEIRS, REPRESENTATIVES, ETC. This Guaranty is binding upon Guarantor's heirs, personal representatives, and assigns and inures to the benefit of Purchaser's successors and assigns.






                      [THIS SPACE INTENTIONALLY LEFT BLANK]

     7. DEFINITIONS INCORPORATED BY REFERENCE. The terms "Account", "Collateral" and "Obligation" shall have the same meaning as defined in the Factoring and Security Agreement dated and entered into by the Seller and Purchaser.

     Dated this _________ day of _________________, 2006.


                                     GUARANTOR


                                     By:
                                          -----------------------------------

                                     Name:
                                            ---------------------------------

                                     Title:
                                             --------------------------------

                                     Date:
                                           ----------------------------------

                                 ACKNOWLEDGMENT
STATE OF COLORADO       )
                        ) ss.
COUNTY OF               )

     The foregoing instrument was acknowledged, subscribed and sworn to before me by ____________________, personally known to me, this _____ day of ________________, 2006.

     Witness my hand and official seal.

                                                  -----------------------------
                                                          NOTARY PUBLIC

     My Commission Expires:

                                   EXHIBIT "F"

                            SELLER'S GENERAL RELEASE

     FOR GOOD AND VALUABLE CONSIDERATION, including the payment of Five Dollars ($5.00USD) the receipt and adequacy of which are hereby acknowledged, the undersigned and each of them (collectively "Releasor") hereby forever releases, discharges and acquits DLR Funding Inc. ("Releasee"), its parent, shareholders, directors, officers, agents, attorneys, contractors and employees, of and from any and all claims of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore existing, now existing or hereafter arising, or which could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, to the extent that they arise out of or are in way connected to or are related to that certain Factoring and Security Agreement dated ____________________ between Releasor as Seller and Releasee as Purchaser.

     1. Releasor agrees that the matters released herein are not limited to matters which are known or disclosed, and the Releasor waives any and all rights and benefits which it now has, or in the future may have.

     2. Releasor acknowledges that factual matters now unknown to it may have given or may hereafter give rise to Claims which are presently unknown, unanticipated and unsuspected, and it acknowledges that this Release has been negotiated and agreed upon in light of that realization and that it nevertheless hereby intends to release, discharge and acquit the Releasee from any such unknown Claims.

     3. Acceptance of this Release shall not be deemed or construed as an admission of liability by any party released.

     4. Releasor acknowledges that either (a) it has had advice of counsel of its own choosing in negotiations for and the preparation of this release, or (b) it has knowingly determined that such advise is not needed.

                                         RELEASOR


                                         By:
                                              ---------------------------------

                                         Name:
                                                -------------------------------

                                         Title:
                                                 ------------------------------

                                         Date:
                                               --------------------------------


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